                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                   FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported) OCTOBER 31, 1995


                        CORPUS CHRISTI BANCSHARES, INC.
- --------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    TEXAS                          0-13668                       74-2351663
- --------------                   -----------                 -------------------
  (State of                      (Commission                    (IRS Employer
Incorporation)                   File Number)                Identification No.)



          2402 LEOPARD STREET, CORPUS CHRISTI, TEXAS       78408
          ------------------------------------------     ----------
           (Address of Principal Executive Offices)      (Zip Code)

      Registrant's telephone number, including area code: (512) 887-3000

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                       AMENDMENT TO APPLICATION OR REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        CORPUS CHRISTI BANCSHARES, INC.

                                   FORM 8-K/A

                                AMENDMENT NO. 1


         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K dated October 31, 1995 and previously filed with the Commission on November 15, 1995, as set forth in the pages attached hereto:

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.







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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         As a small business issuer, the Registrant is providing herein the information required by Item 310(c) and (d) of Regulation S-B in lieu of the financial information required by Item 7 of Form 8-K.

         Item 310(c). Financial Statements of Business Acquired or to be
Acquired.

         The historical financial statements of Taft filed as Exhibit 99.1 hereto are incorporated herein by this reference.

         Item 310(d). Pro Forma Financial Information.

         The pro forma financial statements of the Registrant filed as Exhibit
99.2 hereto are incorporated herein by this reference.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CORPUS CHRISTI BANCSHARES, INC.


                                       By /s/ R. JAY PHILLIPS
                                          -------------------------------------
                                          R. Jay Phillips
                                          President and Chief Executive Officer

Date: June 19, 1996


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
         Exhibits.

         The following exhibits are filed herewith:


Exhibit No.                    Description                                Page
- -----------                    -----------                                ----
    2.1       Agreement and Plan of Merger, dated as of July 5,            --
              1995, by and between Citizens State Bank of
              Corpus Christi and The First National Bank of Taft
              (incorporated by reference to Exhibit 10.5 to
              Registrant's Quarterly Report on Form 10-QSB for the
              quarter ended June 30, 1995).

   99.1       (i) Audited financial statements of Taft as of               --
              December 31, 1994 and December 31, 1993 and
              for each of the two fiscal years ended December 31,
              1994 and December 31, 1993 and (ii) Unaudited
              financial statements of Taft as of September 30, 1995
              and for each of the nine-month periods ended
              September 30, 1995 and September 30, 1994
              (incorporated by reference to Exhibit 99.1 to
              Registrant's Form 8-K dated October 31, 1995).

   99.2       (i) Proforma Consolidated Statements of Income               --
              of the Registrant for the nine month period ended
              September 30, 1995 and the fiscal year ended December
              31, 1994 and (ii) Proforma Consolidated Balance Sheet
              of the Registrant as of
              September 30, 1995.





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